Exhibit 99.2

This Statement on Form 4 is filed by: (i) AP Sprouts Holdings, LLC, (ii) AP Sprouts Holdings (Overseas), L.P., (iii) AP Sprouts Incentive, LLC, (iv) AP Sprouts Coinvest, LLC, (v) AP Sprouts Management, LLC, (vi) AP Sprouts Holdings (Overseas) GP, LLC, (vii) Apollo Investment Fund VI, L.P., (viii) Apollo Advisors VI, L.P., (ix) Apollo Capital Management VI, LLC, (x) Apollo Principal Holdings I, L.P., (xi) Apollo Principal Holdings I GP, LLC, (xii) Apollo Management VI, L.P., (xiii) AIF VI Management, LLC, (xiv) Apollo Management, L.P., (xv) Apollo Management GP, LLC, (xvi) Apollo Management Holdings, L.P., and (xvii) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  April 2, 2014

Issuer Name and Ticker or Trading Symbol:  Sprouts Farmers Market, Inc. [SFM]

AP SPROUTS HOLDINGS, LLC

By:	Apollo Management VI, L.P.
its manager

	By:	AIF VI Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP SPROUTS HOLDINGS (OVERSEAS), L.P.

By:	AP Sprouts Holdings (Overseas) GP, LLC
its general partner

	By:	Apollo Management VI, L.P.
its manager

		By:	AIF VI Management, LLC
its general partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP SPROUTS INCENTIVE, LLC

By:	Apollo Management VI, L.P.
its manager

	By:	AIF VI Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP SPROUTS COINVEST, LLC

By:	Apollo Management VI, L.P.
its manager

	By:	AIF VI Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP SPROUTS MANAGEMENT, LLC

By:	Apollo Management VI, L.P.
its manager

	By:	AIF VI Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP SPROUTS HOLDINGS (OVERSEAS) GP, LLC

By:	Apollo Management VI, L.P.
its manager

	By:	AIF VI Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.
its general partner

	By:		Apollo Capital Management VI, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medly
Laurie D. Medley
Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President